ADVANTAGE SOLUTIONS INC. Q4 2021 Earnings Presentation March 1, 2022

DISCLAIMER

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected future performance of Advantage's business. Forward-looking statements generally relate to future events or Advantage's future financial or operating performance. These forward-looking statements generally are identified by the words "may", "should", "expect", "intend", "will", "would", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Advantage and its management at the time of such statements, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the COVID-19 pandemic and the measures taken in response thereto; the availability, acceptance, administration and effectiveness of any COVID-19 vaccine; market-driven wage changes or changes to labor laws or wage or job classification regulations, including minimum wage; Advantage's ability to continue to generate significant operating cash flow; client procurement strategies and consolidation of Advantage's clients' industries creating pressure on the nature and pricing of its services; consumer goods manufacturers and retailers reviewing and changing their sales, retail, marketing, and technology programs and relationships; Advantage's ability to successfully develop and maintain relevant omni-channel services for our clients in an evolving industry and to otherwise adapt to significant technological change; Advantage's ability to maintain proper and effective internal controls in the future; potential and actual harms to Advantage's business arising from the Take 5 Matter; Advantage's substantial indebtedness and our ability to refinance at favorable rates; and other risks and uncertainties set forth in the section titled "Risk Factors" in the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission (the "SEC") on March 1, 2022 and in its other filings made from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Advantage assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Non-GAAP Financial Measures and Related Information

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP"), Adjusted EBITDA and Net Debt. These are not measures of financial performance calculated in accordance with GAAP and may exclude items that are significant in understanding and assessing Advantage's financial results. Therefore, the measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP, and should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Advantage's presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of historical non-GAAP measures to their most directly comparable GAAP counterparts are included below.

Advantage believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Advantage's financial condition and results of operations. Advantage believes that the use of Adjusted EBITDA and Net Debt provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing Advantage's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Additionally, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Advantage's non-GAAP measures may not be directly comparable to similarly titled measures of other companies.

Adjusted EBITDA means net income (loss) before (i) interest expense, net, (ii) provision for (benefit from) income taxes, (iii) depreciation, (iv) impairment of goodwill and indefinite-lived assets, (v) amortization of intangible assets, (vi) equity based compensation of Karman Topco L.P. and Advantage's private equity sponsors' management fee, (vii) change in fair value of warrant liability, (viii) stock-based compensation expense, (ix) fair value adjustments of contingent consideration related to acquisitions, (x) acquisition-related expenses, (xi) costs associated with COVID-19, net of benefits received, (xii) EBITDA for economic interests in investments, (xiii) restructuring expenses, (xiv) litigation expenses, (xv) (Recovery from) loss on Take 5, (xvi) costs associated with the Take 5 Matter and (xvii) other adjustments that management believes are helpful in evaluating our operating performance.

Net Debt represents the sum of current portion of long-term debt and long-term debt, less cash and cash equivalents and debt issuance costs. With respect to Net Debt, cash and cash equivalents are subtracted from the GAAP measure, total debt, because they could be used to reduce the debt obligations.

Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

1

Q4 KEY MESSAGES 2 • Delivered solid fourth quarter revenue and adjusted EBITDA growth, finishing strong in a challenging year • Seeing continued recovery in businesses most impacted by COVID, with sampling events up ~20% q/q • Seeing sustained at - home consumer goods demand – supported by healthy pricing and modest unit growth • Posting double - digit growth in higher margin digital services • Investing heavily in recruiting and retention to stand up thousands of new associates • Generating cost and revenue synergies from value accretive tuck in acquisitions • Delivering low double - digit incremental margins despite mix headwinds and investments in labor and wage • Preparing to accelerate reinvestment to strengthen and extend the Advantage franchise

Note: Please see the appendix for a reconciliation of non - GAAP financial measures to most directly comparable GAAP measures . Totals may not add due to rounding. Total Advantage Sales Segment Marketing Segment $791 $850 $929 $1033 Q1'21A Q2'21A Q3'21A Q4'21A $111 $122 $134 $154 14.1% 14.4% 14.4% 14.9% Q1'21A Q2'21A Q3'21A Q4'21A 5% Y/Y growth 9% (2%) $534 $562 $597 $631 Q1'21A Q2'21A Q3'21A Q4'21A $84 $90 $95 $94 15.7% 15.9% 15.9% 15.0% Q1'21A Q2'21A Q3'21A Q4'21A 7% (1%) (7%) $257 $288 $332 $402 Q1'21A Q2'21A Q3'21A Q4'21A (10%) 32% 5% 22% 10% (31%) 59% 37% 18% Y/Y growth $27 $32 $39 $60 10.7% 11.3% 11.6% 14.8% Q1'21A Q2'21A Q3'21A Q4'21A (2%) 47% 12% % margin % margin % margin Y/Y growth Y/Y growth Y/Y growth Y/Y growth $ in millions. $ in millions. Revenues Adjusted EBITDA 21% 16% 15% 34% 5% 39% 3 Q4 DELIVERED SOLID FINISH TO 2021

Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 Act 2020 Act 2021 Act HEALTHY TRENDS ACROSS SEGMENTS IN Q4 • Strengthening recovery in Marketing segment − In - store sampling continuing to rebound − Digital services outpacing e - commerce end market • Balanced performance in Sales segment − At - home demand remains robust − Mix challenged by growth in lower margin services, core grocery headwinds − Certain International businesses rebounding nicely 4 SAMPLING EVENT COUNT +20% Q/Q

5 2021 KEY MESSAGES • 2021 was not a ‘normalizing’ post - COVID year: • Trends continued stronger for longer in COVID - aided businesses • Rebounds were slower in COVID - impacted businesses • Sales segment posted healthy revenue growth but mix, recruiting and wage costs constrained EBITDA growth • Marketing segment rebounded nicely on steady demo rebuild and sustained double digit growth in digital services • Retail merchandising, HQ grocery and food service saw some EBITDA pressure, while International was strong • ADV continues to help brands and retailers navigate record inflation, supply chain constraints, and shifts in consumer demand channels and marketing mix

Note: Please see the appendix for a reconciliation of non - GAAP financial measures to most directly comparable GAAP measures . Totals may not add due to rounding. Total Advantage Sales Segment Marketing Segment $3,785 $3,156 $3,602 FY'19A FY'20A FY'21A Y/Y growth $1,955 $2,061 $2,324 FY'19A FY'20A FY'21A $504 $487 $521 5.8% FY'19A FY'20A FY'21A 13.3% 14.5% $1,830 $1,095 $1,278 FY'19A FY'20A FY'21A (17%) 5% Y/Y growth $195 $127 $158 10.6% 11.6% 12.4% FY'19A FY'20A FY'21A % margin % margin % margin Y/Y growth Y/Y growth Y/Y growth Y/Y growth $ in millions. $ in millions. Revenues Adjusted EBITDA 14% 13% 2021 TRENDS REBOUNDED NICELY (40%) 17% (3%) 16% 7% 1% (35%) 24% $310 $360 $363 15.8% 17.5% 15.6% FY'19A FY'20A FY'21A 15.4%

FINANCIAL PERFORMANCE

FINANCIAL SUMMARY Note: Please see the appendix for a reconciliation of non - GAAP financial measures to most directly comparable GAAP measures . Totals may not add due to rounding. 8 Q1 Q2 Q3 Q4 ($ in millions) 2021A 2020A % 2021A 2020A % 2021A 2020A % 2021A 2020A % Total Advantage Revenues $791 $879 (10)% $850 $642 32% $929 $784 18% $1033 $850 21% Adjusted EBITDA 111 106 5% 122 112 9% 134 136 (2)% 154 133 16% % margin 14.1% 12.1% 14.4% 17.5% 14.4% 17.4% 14.9% 15.6% Sales Segment Revenues 534 508 5% 562 460 22% 597 542 10% 631 551 15% Adjusted EBITDA 84 79 7% 90 90 (1)% 95 102 (7)% 94 90 5% % margin 15.7% 15.5% 15.9% 19.6% 15.9% 18.8% 15.0% 16.3% Marketing Segment Revenues 257 372 (31)% 288 181 59% 332 242 37% 402 300 34% Adjusted EBITDA 27 28 (2)% 32 22 47% 39 34 12% 60 43 39% % margin 10.7% 7.5% 11.3% 12.1% 11.6% 14.2% 14.8% 14.3%

CAPITALIZATION SUMMARY

- Total Debt of $2.1 billion[1]
  - Leverage at around 3.7x net debt[1] to FY21 Adjusted EBITDA
  - No meaningful maturities for the next four+ years
- Debt Capitalization:

	Maturity	Rate	Outstanding
Asset-backed Revolver ($400M)	2025	L+2.25%[2]	--
First Lien Term Loan	2027	L+4.50%[3] [6]	1,312
Senior Secured Notes	2028	6.50%	775
Total Funded Debt			**$2,087**



$1312 (4)
$775
$400
2025E
2026E
2027E
2028E
Asset-backed Revolver
1L Term Loan
Sr. Secured Notes

- Equity capitalization @ December 31, 2021:
  - 316,963,552 Class A Common shares outstanding
  - 1,610,014 Treasury shares outstanding
  - 18,578,321 Warrants @ $11.50 exercise
  - 2,609,079 Performance Restricted Stock Units ("PSUs")[5]
  - 3,660,553 Restricted Stock Units ("RSUs")
  - 261,324 Options

(1) Includes Other Debt of approximately $6M.
(2) Asset-backed Revolver rate subject to 0.50% LIBOR floor. See ABL Revolving Credit Agreement, dated October 28, 2021 for additional information.
(3) First Lien Term Loan rate subject to 0.75% LIBOR floor. See First Lien Credit Agreement, dated October 28, 2020 and First Lien Amendment dated October 28, 2021.
(4) First Lien Term Loan amortizes at 1% per annum, paid quarterly. Illustratively showing full $1,312 million obligation in 2027E maturity.
(5) Represents the number of underlying shares that would be issued at Target performance levels.
(6) On October 28, 2021, the Company successfully repriced its $1.3B First Lien Term Loan to L + 4.50% (5.25% at the floor) interest rate, resulting in annualized projected interest savings of approximately $10 million, or $7 million after tax.

9

OUTLOOK AND GUIDANCE Establishing 2022 Outlook: • FY 2022 Adjusted EBITDA of $490 to $510 million • This reflects an initial budget for 2022 that showed modest year - over - year EBITDA growth • Focusing even more funding on talent – wages, recruiting, and retention • Investing in innovation to scale adjacent and complementary services, especially in digital • Renovating infrastructure, systems and tools to help drive productivity • Establishing a new foundation to compound growth from • Expecting net debt to EBITDA to be up modestly from 2021 levels given reinvestment and capital allocation plans 10

THANK YOU

NON-GAAP RECONCILIATION *(1/3)*

Consolidated	Three Months Ended March 31,		Three Months Ended June 30,		Three Months Ended September 30,		Three Months Ended December 31,	
	2021	2020	2021	2020	2021	2020	2021	2020
Total Company (in thousands)								
Net income	$ (546)	$ (21,723)	$ 5,754	$ (37,814)	$ 24,327	$ 36,705	$ 28,014	$ (152,238)
Add:								
Interest expense, net	30,865	51,794	37,189	51,521	36,490	48,243	33,383	82,486
Provision for (benefit from) income taxes	1,743	1,367	6,563	(13,704)	8,276	3,623	17,035	3,383
Depreciation and amortization	59,613	60,209	62,674	58,748	59,163	58,556	58,591	61,085
Equity based compensation of Topco and Advantage Sponsors' management fee[1]	(2,814)	3,837	(1,642)	4,184	(5,575)	1,468	(282)	88,630
Change in fair value of warrant liability	5,526	—	(7,059)	—	(3,491)	—	5,979	13,363
Stock based compensation expense[2]	8,655	—	8,988	—	7,854	—	9,105	—
Fair value adjustments related to contingent consideration related to acquisitions[3]	(1,043)	4,095	3,598	4,128	3,221	(6,184)	(1,214)	11,328
Acquisition-related expenses[4]	5,146	5,529	2,797	4,861	5,110	3,683	7,120	36,750
EBITDA for economic interests in investments[5]	(1,189)	(1,898)	(1,807)	(887)	(3,620)	(2,005)	(6,821)	(1,672)
Restructuring expenses[6]	4,096	1,098	6,934	46,565	(394)	(7,635)	1,866	(258)
Litigation expenses[7]	(818)	104	—	2,500	(92)	(31)	—	(593)
Costs associated with COVID-19, net of benefits received[8]	1,293	1,000	(3,328)	(1,019)	1,087	(1,389)	(43)	(10,546)
Recovery from Take 5	—	—	—	(7,700)	—	—	—	—
Costs associated with the Take 5 Matter[9]	901	939	1,310	661	1,400	1,219	1,290	809
Adjusted EBITDA	$ 111,428	$ 106,351	$ 121,971	$ 112,044	$ 133,756	$ 136,253	$ 154,023	$ 132,527

	Three Months Ended March 31,		Three Months Ended June 30,		Three Months Ended September 30,		Three Months Ended December 31,	
	2021	2020	2021	2020	2021	2020	2021	2020
Sales Segment (in thousands)								
Operating income	$ 35,148	$ 24,194	$ 44,673	$ 11,021	$ 51,906	$ 60,205	$ 50,802	$ (32,115)
Add:								
Depreciation and amortization	42,564	43,107	44,710	42,234	41,515	41,978	41,287	44,250
Equity based compensation of Topco and Advantage Sponsors' management fee[1]	(1,838)	3,199	(678)	3,538	(4,844)	1,398	870	62,989
Stock based compensation expense[2]	4,694	—	4,730	—	4,371	—	4,562	—
Fair value adjustments related to contingent consideration related to acquisitions[3]	778	4,312	(5,027)	4,128	192	(669)	(2,496)	600
Acquisition-related expenses[4]	3,320	4,156	2,280	4,081	3,899	3,581	4,446	24,904
EBITDA for economic interests in investments[5]	(1,487)	(2,071)	(2,110)	(1,338)	(3,832)	(2,142)	(6,629)	(2,014)
Restructuring expenses[6]	780	752	1,176	23,326	1,273	(1,227)	1,249	(2,556)
Litigation expenses[7]	(516)	104	—	2,500	(68)	—	—	(946)
Costs associated with COVID-19, net of benefits received[8]	633	810	(231)	530	787	(1,198)	322	(5,604)
Sales Segment Adjusted EBITDA	$ 84,076	$ 78,563	$ 89,523	$ 90,020	$ 95,199	$ 101,926	$ 94,413	$ 89,508
Marketing Segment (in thousands)								
Operating income	$ 2,440	$ 7,244	$ (2,226)	$ (11,018)	$ 13,696	$ 28,366	$ 33,609	$ (20,891)
Add:								
Depreciation and amortization	17,049	17,102	17,964	16,514	17,648	16,578	17,304	16,835
Equity based compensation of Topco and Advantage Sponsors' management fee[1]	(976)	638	(964)	646	(731)	70	(1,152)	25,641
Stock based compensation expense[2]	3,961	—	4,258	—	3,483	—	4,543	—
Fair value adjustments related to contingent consideration related to acquisitions[3]	(1,821)	(217)	8,625	—	3,029	(5,515)	1,282	10,728
Acquisition-related expenses[4]	1,826	1,373	517	780	1,211	102	2,674	11,846
EBITDA for economic interests in investments[5]	298	173	303	451	212	137	(192)	342
Restructuring expenses[6]	3,316	346	5,758	23,239	(1,667)	(6,408)	617	2,298
Litigation expenses[7]	(302)	—	—	—	(24)	(31)	—	353
Costs associated with COVID-19, net of benefits received[8]	660	190	(3,097)	(1,549)	300	(191)	(365)	(4,942)
Recovery from Take 5	—	—	—	(7,700)	—	—	—	—
Costs associated with the Take 5 Matter[9]	901	939	1,310	661	1,400	1,219	1,290	809
Marketing Segment Adjusted EBITDA	$ 27,352	$ 27,788	$ 32,448	$ 22,024	$ 38,557	$ 34,327	$ 59,610	$ 43,019

NON - GAAP RECONCILIATION (2/3) 13 (in millions) December 31, 2021 Current portion of long - term debt $ 14.4 Long - term debt, net of current portion 2,028.9 Less: Debt issuance costs (49.8) Total Debt 2,093.1 Less: Cash and cash equivalents 164.6 Total Net Debt (10,11) $ 1,928.5

NON - GAAP RECONCILIATION (3/3) Note: Dollars in millions. Numerical figures included in this slide have been subject to rounding adjustments (1) Equity based compensation of Karman Topco L.P. and Advantage’s private equity sponsors’ management fee. (2) Represents non - cash compensation expense related to issuance of performance restricted stock units, restricted stock units, and stock options with respect to our Class A common stock under the Advantage Solutions Inc. 2020 Incentive Award Plan and the Advanta ge Solutions 2020 Employee Stock Purchase Plan. (3) Represents adjustments to the estimated fair value of our contingent consideration liabilities related to our acquisitions, e xcl uding the present value accretion recorded in interest expense, net, for the applicable periods. (4) Represents fees and costs associated with activities related to our acquisitions and restructuring activities related to our equ ity ownership, including professional fees, due diligence, and integration activities. (5) Represents additions to reflect our proportional share of Adjusted EBITDA related to our equity method investments and reduct ion s to remove the Adjusted EBITDA related to the minority ownership percentage of the entities that we fully consolidate in our fina nci al statements. (6) One - time restructuring activities costs associated with non - recurring reorganization projects. (7) Represents legal settlements that are unusual or infrequent costs associated with our operating activities. (8) Represents (a) costs related to implementation of strategies for workplace safety in response to COVID - 19, including employee - re lief fund, additional sick pay for front - line associates, medical benefit payments for furloughed associates, and personal protective equip ment and (b) benefits received from government grants for COVID - 19 relief. (9) Represents costs associated with investigation and remediation activities related to the Take 5 Matter, primarily, profession al fees and other related costs. (10) Net Debt represents the sum of current portion of long - term debt and long - term debt, less cash and cash equivalents and debt iss uance costs. With respect to Net Debt, cash and cash equivalents are subtracted from the GAAP measure, total debt, because they cou ld be used to reduce the debt obligations. (11) On October 28, 2021, the Company successfully repriced its $1.3B First Lien Term Loan to L + 4.50% (5.25% at the floor) inter est rate, resulting in annualized projected interest savings of approximately $10 million, or $7 million after tax. 14